Exhibit 10.2

Certain identified information has been excluded from the exhibit because such information both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

From: SANDS CHINA LTD., an exempted company incorporated in the Cayman Islands with limited liability with registration number 228336 and its registered address at Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005 as borrower (the “Company”)

To: BANK OF CHINA LIMITED, MACAU BRANCH, acting as agent under the Facility Agreement (as defined below) on behalf of the Finance Parties (as defined in the Facility Agreement) (the “Agent”)

9 March 2020

Dear Sirs,

Request Letter

We refer to the facility agreement dated 20 November 2018 between, amongst others, the Company and the Agent, as supplemented, amended, novated and / or restated from time to time (the “Facility Agreement”).

Capitalised terms used but not defined in this waiver and amendment request letter (this “Letter”) shall have those meanings given to them in the Facility Agreement. References herein to Clauses and Schedules are to clauses of, and schedules to, the Facility Agreement.

The provisions of Clause 1.2 (Construction), 1.3 (Currency symbols and definitions), 1.4 (Third party rights), Clause 17.2 (Amendment costs), Clause 29 (Notices), Clause 34 (Confidential Information) and Clause 38 (Enforcement) of the Facility Agreement shall apply to this Letter as though they were set out in full in this Letter except that references therein to any “Finance Document” or to “this Agreement” shall be construed as references to this Letter.

1. BACKGROUND

(a)	The purpose of this letter is to request the Majority Lenders:

(i)

waive the requirement for the Company to comply with Clause 20.2 (Financial condition) during the period beginning on 1 January 2020 and ending on 1 July 2021 (both dates inclusive) (the “Relevant Period”) (other than with respect to the financial year ended on 31 December 2019);

(ii)

waive any Default that may arise as a result of any breach of Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019); and

(iii)

for the purposes of Clause 19.1(a) (Financial statements), extend the period of time during which the Company may supply the Agent with (1) its audited consolidated financial statements for the financial year ended on 31 December 2019, to 30 April 2020 and (2) its audited consolidated financial statements for the financial year ended on 31 December 2020, to 30 April 2021.

SANDS CHINA LTD. 金沙中國有限公司*

Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路

www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司) HKEx Stock Code股份代碼 : 1928	*For identification purposes only僅供識別

(b)	Clause 19.1 (Financial statements) requires the Company to supply the Agent with:

(i)	as soon as the same become available, but in any event within 90 days after the end of each of its financial years, its audited consolidated financial statements for that financial year; and

(ii)

as soon as the same become available, but in any event within 50 days after the end of each Financial Quarter, its unaudited financial statements (in substantially the form set out in Schedule 10, or such other form as agreed between the Agent and the Company) for that Financial Quarter.

(c)

Clause 19.2 (Compliance Certificate) requires the Company to supply the Agent with each set of financial statements delivered pursuant to Clause 19.1 (Financial statements) a Compliance Certificate, signed by at least one director, the chief financial officer, the chief executive officer, or a senior vice president – finance or similar authorised officer, in each case, of the Company, setting out certain computations as at the date on which those financial statements were drawn up.

(d)	Clause 20.2 (Financial condition) requires the Company to ensure that:

(i)	the Consolidated Leverage Ratio as at the last day of any Financial Quarter shall not exceed 4.00 to 1.00; and

(ii)	the Consolidated Interest Coverage Ratio as at the last day of any Financial Quarter is greater than 2.50 to 1.00.

2. REQUEST

Pursuant to Clause 33 (Amendments and waivers), we request that the Majority Lenders:

(a)	waive the requirement for the Company to comply with Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019);

(b)	waive any Default that may arise as result of any breach of Clause 20.2 (Financial condition) during the Relevant Period (other than with respect to the financial year ended on 31 December 2019); and

(c)	for the purposes of Clause 19.1(a) (Financial statements), extend the period of time during which the Company may supply the Agent with:

SANDS CHINA LTD. 金沙中國有限公司*

Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路

www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司) HKEx Stock Code股份代碼 : 1928	*For identification purposes only僅供識別

(i)	its audited consolidated financial statements for the financial year ended on 31 December 2019, to 30 April 2020; and

(ii)	its audited consolidated financial statements for the financial year ended on 31 December 2020, to 30 April 2021.

3. EFFECTIVENESS

(a)

The Company and the Agent (acting on behalf of the Majority Lenders) agree that the waivers and extension set out in paragraph 2 above shall become effective on and from the date of countersignature of this Letter by the Agent (the “Effective Date”).

(b)	On and from the Effective Date, any reference to the Facility Agreement in any other Finance Document shall be read as a reference to the Facility Agreement as amended by this Letter.

4. CONSENT FEE

(a)

As consideration for the Lenders granting the waivers and extension set out in paragraph 2 above, the Company shall pay (or shall cause to be paid) to the Agent for the account of the Lenders (the “Consenting Lenders”) that have agreed to the waivers and extension requested in this Letter by close of business on 27 March 2020 (the “Consent Approval Date”):

(i)	a fee payable in USD in an aggregate amount equal to [***]% of the aggregate USD Commitments of the Consenting Lenders as at the Consent Approval Date (the “USD Consent Fee”); and

(ii)	a fee payable in HKD in an aggregate amount equal to [***]% of the aggregate HKD Commitments of the Consenting Lenders as at the Consent Approval Date (the “HKD Consent Fee”),

in each case, within 10 Business Days following the Effective Date (or such later date as agreed between the Company and the Agent) (the “Payment Date”).

(b)

Promptly following (and in any event within 3 Business Days of) the Effective Date, the Agent shall supply the Company with such information the Company reasonably requires in order to calculate the amount of the USD Consent Fee and the HKD Consent Fee payable pursuant to paragraph (a) above.

(c)

The USD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate USD Commitments of all the Consenting Lenders (calculated as at the Consent Approval Date).

SANDS CHINA LTD. 金沙中國有限公司*

Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路

www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司) HKEx Stock Code股份代碼 : 1928	*For identification purposes only僅供識別

(d)

The HKD Consent Fee shall be allocated by the Agent to each Consenting Lender pro rata to that Consenting Lender’s share of the aggregate HKD Commitments of all Consenting Lenders (calculated as at the Consent Approval Date).

(e)	The USD Consent Fee shall be paid into the following bank account (or such other bank account you notify to us in writing at least 3 Business Days prior to the Payment Date):

Account Bank:

Name of Account:

Account Number:

Ref:

The HKD Consent Fee shall be paid into the following bank account (or such other bank account you notify to us in writing at least 3 Business Days prior to the Payment Date):

Account Bank:

Name of Account:

Account Number:

Ref:

(f)	The Consent Fee shall only be payable if the Effective Date occurs.

5. MISCELLANEOUS

(a)

Save as expressly set out in this Letter, nothing in this Letter shall constitute or be deemed to be a waiver or consent by any Finance Party to any breach or potential breach of any provision of a Finance Document or a waiver of any Event of Default or an amendment to, consent under or waiver or variation of any provision of any Finance Document.

SANDS CHINA LTD. 金沙中國有限公司*

Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路

www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司) HKEx Stock Code股份代碼 : 1928	*For identification purposes only僅供識別

(b)	Subject to the waivers and extension set out in paragraph 2 above, the Facility Agreement and the other Finance Documents shall remain in full force and effect in accordance with its terms.

(c)	This Letter is a Finance Document for the purposes of the Facility Agreement.

(d)	This Letter may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.

6. GOVERNING LAW

This Letter, and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with Hong Kong law.

Please acknowledge your agreement to, and acceptance of, the terms of this Letter by signing, dating and returning the enclosed acknowledgement of this Letter as soon as possible.

Yours faithfully,

SANDS CHINA LTD.

Acting by:

/s/ Sun Minqi (Dave Sun)
Title: Senior Vice President and Chief Financial Officer
Name: Sun Minqi (Dave Sun)

SANDS CHINA LTD. 金沙中國有限公司*

Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路

www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司) HKEx Stock Code股份代碼 : 1928	*For identification purposes only僅供識別

Acknowledgement of Waivers and Extension

The Agent hereby acknowledges the waivers, extension and amendments requested in the letter dated March 9, 2020 (the “Letter”) and agrees to the terms of the Letter and that such waivers, extension and amendments shall be effective on and from the Effective Date (as defined in the Letter).

/s/ Wong Iao Kun
Title: Deputy Director
Name: Wong Iao Kun

For and on behalf of

BANK OF CHINA LIMITED, MACAU BRANCH

as Agent and on behalf of each other Finance Party under and as defined in the Facility Agreement

Dated: March 27, 2020

SANDS CHINA LTD. 金沙中國有限公司*

Estrada da Baía de N. Senhora da Esperança, Taipa, Macao SAR 澳門氹仔望德聖母灣大馬路

www.sandschinaltd.com

(Incorporated in the Cayman Islands with limited liability) (於開曼群島註冊成立的有限公司) HKEx Stock Code股份代碼 : 1928	*For identification purposes only僅供識別